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                                                                    EXHIBIT 23.2

              CONSENTS OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We have issued our reports dated February 15, 1996 accompanying the consolidated financial statements and schedule of North Star Universal, Inc. and Subsidiaries included in the Annual Report on Form 10-K, as amended, of North Star Universal, Inc. for the year ended December 31, 1995 incorporated by reference in the Registration Statement of North Star Universal, Inc. on Form S-4. We hereby consent to the incorporation by reference of said reports in the Proxy Statement of Michael Foods, Inc. forming part of the Registration Statement of North Star Universal, Inc. on Form S-4 and to the use of our name as it appears under the caption "Experts."



We have issued our reports dated February 15, 1996 accompanying the combined financial statements and schedule of ENStar (an operating unit of North Star Universal, Inc.) included in the Annual Report on Form 10-K, as amended, of North Star Universal, Inc. for the year ended December 31, 1995 incorporated by reference in the Registration Statement of North Star Universal, Inc. on Form S-4. We hereby consent to the incorporation by reference of said reports in the Proxy Statement of Michael Foods, Inc. forming part of the Registration Statement of North Star Universal, Inc. on Form S-4 and to the use of our name as it appears under the caption "Experts."


                                                         /s/ GRANT THORNTON LLP


Minneapolis, Minnesota

November 4, 1996



We have issued our reports dated February 14, 1996 accompanying the consolidated financial statements and schedule of Michael Foods, Inc. and Subsidiaries included in the Annual Report on Form 10-K, as amended, of Michael Foods, Inc. for the year ended December 31, 1995 incorporated by reference in the Registration Statement of North Star Universal, Inc. on Form S-4. We hereby consent to the incorporation by reference of said reports in the Proxy Statement of Michael Foods, Inc. forming part of the Registration Statement of North Star Universal, Inc. on Form S-4 and to the use of our name as it appears under the caption "Experts."



                                                         /s/ GRANT THORNTON LLP


Minneapolis, Minnesota

November 4, 1996